UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2022

Daktronics, Inc.
(Exact Name of Registrant as Specified in Charter)

South Dakota	0-23246	46-0306862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 Daktronics Drive
Brookings, SD 57006
(Address of Principal Executive Offices, and Zip Code)
(605) 692-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	DAKT	Nasdaq Global Select Market
Preferred Stock Purchase Rights	DAKT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On September 8, 2022, the Compensation Committee of the Board of Directors of Daktronics, Inc. (the “Company”) recommended and the Board of Directors authorized grants of incentive stock options to purchase shares of the Company's common stock and grants of restricted stock units under the Company's 2020 Stock Incentive Plan (the “Plan”) to five of the Named Executive Officers as indicated below.
Each of these new incentive stock options vests annually as to 20 percent of the shares subject to the option over five years beginning on the first anniversary of the date of grant, has a ten-year term, is subject to the terms and conditions of the Plan, and has an exercise price equal to the fair market value of the Company's common stock on the grant date, which was $3.02. Each of the new restricted stock units vest annually as to 20 percent of the shares subject to the restricted stock unit over five years beginning on the first anniversary of the date of grant and is subject to the terms and conditions of the Plan. Copies of the Plan and the forms of agreements under which these options and restricted stock units were granted are on file with the Securities and Exchange Commission as exhibits to the Company's reports.
The following table describes the grants of the options and restricted stock units to the five Named Executive Officers effective on September 8, 2022:

		Incentive Stock Options	Restricted Stock Units
Name	Title	Shares Underlying Options	Shares Underlying Units
Reece A. Kurtenbach	President and Chief Executive Officer	24,165	5,400
Sheila M. Anderson	Chief Financial Officer	11,250	2,500
Bradley T. Wiemann	Executive Vice President	11,250	2,500
Matthew J. Kurtenbach	Vice President	11,250	2,500
Carla S. Gatzke	Vice President	11,250	2,500

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Sheila M. Anderson
Sheila M. Anderson, Chief Financial Officer
Date: September 9, 2022

EXHIBIT INDEX

Exhibit No.	Description
104	Cover page Interactive Data File (embedded within the Inline XBRL document)